UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 24, 2022

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 24, 2022, Seacoast Banking Corporation of Florida (the "Company") held its 2022 Annual Meeting of Shareholders. Of the 61,233,937 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 54,394,122 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company's shareholders are described below:

Proposal One - Elect Directors: To elect four incumbent Class II directors. The vote for each director is as set forth below.

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dennis J. Arczynski	47,753,490	1,694,215	4,946,417
Maryann Goebel	44,507,532	4,940,173	4,946,417
Robert J. Lipstein	48,399,322	1,048,383	4,946,417
Thomas E. Rossin	46,564,544	2,883,161	4,946,417

The four nominees were each elected to the board by a plurality of the votes cast, as required by the Company's bylaws.

Proposal Two - Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,134,007	4,172,821	140,877	4,946,417

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Three - Ratification of Auditors: To ratify the appointment of Crowe LLP as independent auditors for the Company for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions
53,395,866	967,005	31,251

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Item 7.01 Regulation FD Disclosure

Following the adjournment of the 2022 Annual Meeting of Shareholders, Management discussed the Company's business strategy, financial performance, recent developments, and future opportunities with shareholders in attendance.

A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K ("Form 8-K") and is incorporated by reference herein. In addition, the presentation is available at the Company's website at www.seacoastbanking.com. All information included in the presentation is presented as of the dates indicated and the Company does not assume any obligation to correct or update such information in the future. The Company disclaims any inferences regarding the materiality of such information which otherwise may arise as a result of it furnishing such information under Item 7.01 of this Form 8-K.

In accordance with the General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

    (c)     Exhibits

Exhibit No.	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Dated: May 24, 2022	/s/ Tracey L. Dexter
Tracey L. Dexter
Chief Financial Officer